SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   February 17, 2004

COCA-COLA ENTERPRISES INC.
(Exact name of registrant as specified in its charter)

Delaware (State of Incorporation)	01-09300 (Commission File No.)	58-0503352 (IRS Employer Identification No.)

2500 Windy Ridge Parkway, Atlanta, Georgia 30339
(Address of principal executive offices, including zip code)

(770) 989-3000
(Registrant's telephone number, including area code)

Exhibit Index Page 4

Item 5.  Other Events

On Febraury 17, 2004 the Company issued press releases announcing G. David VanHouten elected Executive Vice President and Chief Operating Officer and the election of two new offiicers.  Copies of the press releases are attached as Exhibit 99.1 and 99.2.

Item 7.  Financial Statements and Exhibits

            (c)    Exhibits

99.1

Press Release issued February 17, 2004 announcing G. David VanHouten elected Executive Vice President and Chief Operating Officer.

99.2

Press Release issued February 17, 2004 announcing two new officers.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COCA-COLA ENTERPRISES INC. (Registrant)

Date: February 17, 2004	By: E. Liston Bishop III Vice President, Secretary, and Deputy General Counsel

EXHIBIT INDEX

99.1	Press Release issued February 17, 2004 announcing G. David VanHouten elected Executive Vice President and Chief Operating Officer.

99.2	Press Release issued February 17, 2004 announcing two new officers.